Waddell & Reed Advisors Funds

Supplement dated January 2, 2013 to the

Waddell & Reed Advisors Equity Funds Prospectus

dated October 31, 2012

The following is added as a bullet point following the last bullet point of the “Your Account — Choosing a Share Class — Sales Charge Waivers for Certain Investors” section on page 79 of the Waddell & Reed Advisors Equity Funds Prospectus:

■

Sales representatives and employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with Legend Group Holdings LLC and its subsidiaries.

Supplement	Prospectus	1